Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on May 18, 2005


                                                               Conversion
      Issue Date         Due Date           Principal             Price
      ----------         --------         -------------           -----
       05/18/05          11/18/05         $  485,934.02         $ 0.0123